THE PHOENIX EDGE SERIES FUND

                SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 9, 2002




At a Special Meeting of Shareholders held on February 14, 2003, the shareholders of the Phoenix-Van Kampen Focus Equity Series approved an Agreement and Plan of Reorganization transferring all of its assets and liabilities to the Phoenix-Janus Growth Series including the distribution of shares of the Phoenix-Van Kampen Focus Equity Series for shares of the Phoenix-Janus Growth Series ("Surviving Series"), thereby completely liquidating the Phoenix-Van Kampen Focus Equity Series.

Also, at the Special Meeting of Shareholders held on February 14, 2003, the shareholders of the Phoenix-MFS Investors Growth Stock Series approved an Agreement and Plan of Reorganization transferring all of its assets and liabilities to the Surviving Series including the distribution of shares of the Phoenix-MFS Investors Growth Stock Series for shares of the Surviving Series, thereby completely liquidating the Phoenix-MFS Investors Growth Stock Series.

Immediately prior to the Special Meeting of Shareholders, Phoenix Variable Advisors, Inc. ("PVA"), as authorized pursuant to an exemptive order from the Securities and Exchange Commission, replaced Janus Capital Management LLC with MFS Investment Management ("MFS") as subadvisor to the Surviving Series.

PVA and MFS have also agreed that they would serve as advisor and subadvisor, respectively, to the Surviving Series for the same management fees as currently charged to the former Phoenix-MFS Investors Growth Stock Series. Accordingly, the annual expenses and expense cap reimbursements for the Surviving Series are the same as those of the former Phoenix-MFS Investors Growth Stock Series. MFS is going to manage the Surviving Series in a manner comparable with the former Phoenix-MFS Investors Growth Stock Series. As part of the reorganizations, the Surviving Series has been renamed Phoenix-MFS Investors Growth Stock Series.




Dated: February 14, 2003       Please keep this supplement for future reference.




TF812